                       METROPOLITAN LIFE INSURANCE COMPANY

                   SECURITY EQUITY SEPARATE ACCOUNT TWENTY-SIX

                  SECURITY EQUITY SEPARATE ACCOUNT TWENTY SEVEN

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                          SUPPLEMENT DATED MAY 1, 2009

                                       TO

               PROSPECTUS DATED NOVEMBER 3, 2003 (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

FEE TABLE

EXPENSES FOR THE INVESTMENT FUNDS

Certain INVESTMENT FUNDS may impose a redemption fee in the future. More detail concerning each INVESTMENT FUND'S fees and expenses is contained in the prospectus for each INVESTMENT FUND.

THE COMPANY

MetLife is a life insurance company and wholly owned subsidiary of MetLife, Inc., a publicly traded company, whose principal office is at 200 Park Avenue, New York, New York, 10166-0188.

HIGHLIGHTS

CIVIL UNIONS

Because the contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the contract, and all contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse.

ACCESS TO YOUR MONEY

GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

DEATH BENEFIT

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

ANNUITY PROVISIONS

ELECTION OF ANNUITY OPTIONS. The availability of certain annuity payment options may be restricted on account of Company policy, administrative procedures and Federal tax law, which among other things, may restrict payment or, impose limitations on the payments to the survivor and/or the duration of the guarantee period.

VALUE OF VARIABLE ANNUITY PAYMENTS.

If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity purchase rates, the annuity purchase rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued.

FEDERAL TAX MATTERS

Other Tax Issues.
----------------

Suspension of Minimum Distribution Rules during 2009: Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuity payments under your contract. The RMD rules are complex, so please consult with your tax advisor before waiving your 2009 RMD payment.

OTHER INFORMATION

Financial Industry Regulatory Authority (FINRA) maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.
                                                  -------------

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

5 Park Plaza, Suite 1900                               Telephone: (800) 848-3854
Irvine, CA 92614

                                                               SUPP-SE26&27-2009

                                        3